Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 125,000,000
Previously Paid Amount	0
Total Fee Amount	17,262.50
Total Offset Amount	5,510.00
Net Fee	$ 11,752.50